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                                                                   Exhibit 10.17


                              SETTLEMENT AGREEMENT

     This Settlement Agreement (the "Agreement") is entered into this 25th day of September, 1996 (the "Effective Date") by and between Demeter BioTechnologies, Ltd., a Colorado corporation with its principal executive offices at Brightleaf Square, Suite 19D, 905 West Main Street, Durham, North Carolina 27701 (the "Company"), and The Peregrine Group, an Oklahoma General Partnership whose address is 6404 Avalon, Oklahoma City, OK 73116 ("Peregrine"). The Company and Peregrine are collectively referred to herein as the "Parties."

     WHEREAS, on May 18, 1993, September 15, 1993 and February 7, 1994 the Parties executed separate Promissory Notes and Loan Agreements wherein Peregrine loaned the Company the aggregate principal amount of $850,000 (collectively, the "Notes and Loan Agreements"), and

     WHEREAS, as of the Effective Date the Company is indebted to Peregrine in the aggregate principal amount of $850,000 plus accrued interest of $33,320, and

     WHEREAS, pursuant to the terms of the Notes and Loan Agreements the Company has issued to Peregrine an aggregate of 1,667,750 warrants (the "Warrants"), and


     WHEREAS, the Parties desire to resolve and settle any and all outstanding obligations and issues between them, whether arising out of the Notes and Loan Agreements, the Warrants, or otherwise.

     THEREFORE, for good and valuable consideration, the receipt of which is acknowledged, the Parties agree as follows:

     1. CLOSING DATE. This transaction will close on or before September 30, 1996 (the "Closing Date") in Oklahoma City, Oklahoma.

     2. DELIVERY OF STOCK. The Company agrees that on or before the Closing Date it will deliver to Peregrine a certificate for Two Million Eight Hundred Twenty-Five Thousand (2,825,000) shares of the Company's restricted (Rule 144) common stock (the "Common Stock").

     3. RESTRICTED STOCK, LEGEND REQUIREMENT. Peregrine acknowledges and understands that the Common Stock will be restricted, that it is being issued to it in a private transaction, and that it has not been registered under the Securities Act of 1933 (the "Act"), or the securities laws of any states in reliance on exemptions from the registration requirements of the Act and such state securities laws. The Common Stock is subject to restrictions on transferability and may not be transferred or resold except as permitted under the Act and such laws pursuant to registration or exemption therefrom. The Common Stock has not been approved or disapproved by the Securities and Exchange Commission or any other regulatory authority. The certificate evidencing the Common Stock will bear substantially the following legend:
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THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     4. REGISTRATION RIGHTS. The Company will prepare and file with the Securities and Exchange Commission (the "SEC"), as soon as practicable but in any event by the earlier of (a) ten (10) days after the date the Company closes its Regulation D private placement offering through Seawoulfe Partners, Ltd., or
(b) December 31, 1996, a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933 (the "Act") registering the resale from time to time by the holder(s) of the Common Stock (the "Registration Statement"). The Registration Statement will be on Form S-1 or another appropriate form permitting registration of the Common Stock for resale by the holder(s) in the manner or manners designated by them. The Company will cause the Registration Statement to become effective under the Act within ninety (90) days of the date of filing and will keep the Registration Statement continuously effective under the Act until the earlier of (a) the sale of the Common Stock pursuant to the Registration Statement or Rule 144 under the Act, or (b) the expiration of the holding period applicable to sales of the Common Stock under Rule 144(k) under the Act, or any successor provision.

     The Company will prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continually effective for the applicable period specified above, it will cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act, and it will comply with the provisions of the Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition of the sellers thereof set forth in the Registration Statement as amended or the prospectus as so supplemented.

     The Company will pay all expenses of the Registration Statement, it will provide each registered holder copies of the prospectus, and it will notify each registered holder when the Registration Statement has become effective.

     5. LOCK-UP OF THE COMMON STOCK AFTER REGISTRATION. Peregrine agrees that beginning on the date it receives a certificate for the Common Stock in registered form and for a period of six months thereafter neither it nor its assigns shall be permitted to sell, in the aggregate, more than 10% of the Common Stock per month without the prior written consent of the Company which may be withheld.




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     6.  DELIVERY OF PROMISSORY NOTES, WARRANTS AND MUTUAL RELEASES.  Peregrine
agrees that on or before the Closing Date it will deliver the Promissory Notes marked "Paid," dated and signed and the Warrants marked "Canceled," dated and signed to the Company. The Parties agree that on or before the Closing Date they will deliver to each other, in binding counterparts if necessary, the Mutual Release attached to this Agreement as Exhibit A.

     7. PRIVATE PLACEMENT MEMORANDUM. Peregrine acknowledges that prior to its execution of this Agreement it received and read the copy of the Private Placement Memorandum dated September 12, 1996 attached the this Agreement as Exhibit B.

     8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Peregrine as follows:

     A. DULY ORGANIZED, VALIDLY EXISTING, GOOD STANDING. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Colorado, is qualified to do business and is in good standing under the laws of the State of North Carolina, and has the corporate power and authority to own its properties, to transact the business in which it is engaged, and to perform its obligations under this Agreement.

     B. STOCK DULY AUTHORIZED. The issuance and delivery by the Company of the Common Stock to Peregrine has been duly authorized and all necessary corporate action has been taken, and such issuance and delivery will not contravene or conflict with the Company's Articles of Incorporation or Bylaws, or any applicable law of which the Company is aware, or any agreement of which the Company is a party.

     C. ABSENCE OF ENCUMBRANCES. The Company is the owner, beneficially and of record, of the Common Stock and owns the Common Stock free and clear of any lien, mortgage, adverse claim, charge, security interest, encumbrance, restriction, limitation, contract, agreement, arrangement, understanding, instrument, obligation, defect or irregularity ("Liens"). Upon delivery of the Common Stock to Peregrine, Peregrine will acquire good and marketable title to the Common Stock free and clear of any Liens, including restrictions and limitations that may arise under community property or similar laws, subject, however, to such restrictions on resale as may exist under Rule 144 or other applicable laws until such time as the Common Stock is registered or exempt from registration.

     D. REGISTRATION RIGHTS. The Company will register the Common Stock as set forth in Section 4 of this Agreement.

     9. REPRESENTATIONS AND WARRANTIES OF PEREGRINE. Peregrine represents and warrants to the Company as follows:

     A. DULY ORGANIZED, VALIDLY EXISTING, GOOD STANDING. Peregrine is a duly organized and validly existing general partnership in good standing under the laws of the State of Oklahoma and has the power and authority to own its properties, to transact the business in which it is engaged, and to perform its obligations under this Agreement.



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     B. AUTHORITY.  As evidenced by the Agreement for Dissolution, Ratification and Release attached to this Agreement as Exhibit C, (i) this Agreement and the Mutual Release have been duly authorized and all necessary partnership action has been taken, and such issuance and delivery will not contravene or conflict with Peregrine's partnership agreement or any applicable law of which Peregrine is aware, or any agreement of which Peregrine is a party, and (ii) Randal W. Colton and Robert Mosely are the duly elected and authorized Managing General Partners of Peregrine and, as such, have full power and authority to bind Peregrine and its partners (the "Peregrine Group Members") to this Agreement and the Mutual Release.

     C. OPPORTUNITY ASK QUESTIONS. Peregrine has had the opportunity to ask questions of the Company related to the Common Stock and the Company and has received from the Company copies of all information related to the Common Stock and the Company which Peregrine deems material in order to enter into this Agreement.

    10. ADVICE OF COUNSEL; NO PRESUMPTIONS. The Parties acknowledge that this Agreement has undergone several drafts with the negotiated suggestions of both Parties, and that both Parties have had the benefit of the advice of counsel in the conduct of these negotiations; and the Parties therefore agree that no presumptions shall arise favoring either party by virtue of the authorship of any of the provisions of this Agreement.

    11. TERM. The term of this Agreement will begin on the Effective Date and will expire on the earlier of (a) the sale of the Common Stock pursuant to the Registration Statement or Rule 144 under the Act, (b) the expiration of the holding period applicable to sales of the Common Stock under Rule 144(k) under the Act, or (b) December 31, 2000, whichever occurs first.

    12. CONSTRUCTION. This Agreement will be construed and governed by the laws of the State of Oklahoma. The prevailing party in any dispute to enforce this Agreement will be entitled to recover its costs and a reasonable attorney's fee.

    13. FACSIMILE AND COUNTERPART COPIES. The Parties agree that facsimile copies and counterparts of this Agreement and any Exhibits and any signatures on this Agreement or any Exhibits will be as legally binding and enforceable as the single original or a copy of this Agreement and any Exhibits.

    14. ENTIRE AGREEMENT; AMENDMENT. There are no verbal understandings between the Parties. This Agreement contains the entire agreement between the Parties, supersedes all previous agreements, whether oral or written, between the Parties, and cannot be changed, modified, amended or supplemented except by a written agreement signed by both Parties.





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     15.  FURTHER ACTIONS.  The Parties agree to execute and deliver such certificates, agreements and other documents and to take such other action as may be reasonably required by the other party in order to record, effectuate, consummate or implement the transaction contemplated by this Agreement.

     IN WITNESS WHEREOF, the Parties have duly signed this Settlement Agreement dated September 25, 1996 between Demeter BioTechnologies, Ltd. and The Peregrine Group, an Oklahoma General Partnership, consisting of five pages and Exhibits A, B and C as of the Effective Date.


The Peregrine Group                           Demeter BioTechnologies, Ltd.


By: /s/ RANDAL W. COLTON                 By:  /s/ RICHARD D. EKSTROM
-------------------------                     -------------------------------
    Randal W. Colton,                         Richard D. Ekstrom, President
    Managing General Partner


By: /s/ ROBERT MOSELY                    By:  /s/ JESSE M. JAYNES
-------------------------                     -------------------------------
    Robert Mosely,                            Jesse M. Jaynes, Vice President
    Managing General Partner

                                  EXHIBIT A TO
                              SETTLEMENT AGREEMENT
            BETWEEN DEMETER BIOTECHNOLOGIES, LTD., AND THE PEREGRINE GROUP
                            DATED SEPTEMBER 25, 1996


                                 MUTUAL RELEASE

     COME NOW Demeter BioTechnologies, Ltd., a Colorado corporation with its principal executive offices at Brightleaf Square, Suite 19D, 905 West Main Street, Durham, North Carolina, 27701 (the "Company"), and The Peregrine Group, an Oklahoma General Partnership, whose address is 6404 Avalon, Oklahoma City, OK 73116 ("Peregrine"), for itself and on behalf of all its partners (the "Peregrine Group Members"), and for good and valuable consideration, the receipt of which is hereby acknowledged, do hereby release each other, and each other's officers, directors, partners and employees from any and all obligations, claims or causes of action which they might have against each other, and each other's officers, directors, partners and employees arising out of the Promissory Notes and Loan Agreements between the Company and Peregrine dated May 18, 1993, September 15, 1993 and February 7, 1994 (collectively, the "Notes and Loan Agreements"), arising out of any amendments to the Notes and Loan Agreements, any warrants issued or issuable pursuant to the terms of the Notes and Loan Agreements, or arising out of any other understandings, agreements, letter agreements or arrangements between the Company and Peregrine, whether written or oral, and arising out of any and all other relationships of whatever nature between the Company and Peregrine, all from the beginning of time to the date of this Mutual Release.

     This Mutual Release shall note release the Company and Peregrine from any obligations contained in the Settlement Agreement to which this Mutual Release is annexed as Exhibit A.

     Facsimile copies and counterparts of this Mutual Release and any signatures thereon shall be as legally binding and enforceable as the single original or a copy of this Mutual Release and any signatures thereon.

     Dated this 25 day of September, 1996.



The Peregrine Group and The Peregrine    Demeter BioTechnologies, Ltd.
    Group Members

By:  /s/ RANDAL W. COLTON                By:  /s/ RICHARD D. EKSTROM
     -------------------------                -------------------------------
     Randal W. Colton,                        Richard D. Ekstrom, President
      Managing General Partner

By:  /s/ ROBERT MOSELY                   By:  /s/ JESSE M. JAYNES
     -------------------------                -------------------------------
     Robert Mosely,                           Jesse M. Jaynes, Vice President
      Managing General Partner

                  ACKNOWLEDGMENT-DEMETER BIOTECHNOLOGIES, LTD.

State of North Carolina  )
                         )  ss:
County of Durham         )

     On this 25th day of September, 1996, before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Richard
D. Ekstrom and Jesse M. Jaynes, to me known to be the same persons whose names are signed to the foregoing Mutual Release of The Peregrine Group and the Peregrine Group Members who acknowledged to me that they executed the Mutual Release as their free and voluntary act and deed as President and Vice President, respectively, on behalf of Demeter BioTechnologies, Ltd. and for the uses and purposes set forth in the Mutual Release.

     Given under my hand and seal the day and year last above written.


[SEAL]                                Angela S. Elliott
                                    ---------------------
                                        Notary Public

My Commission Expires:

        3-7-99
----------------------



                       ACKNOWLEDGMENT-THE PEREGRINE GROUP

State of Oklahoma        )
                         )  ss:
County of Oklahoma       )

     On this 27th day of September, 1996, before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Randal W. Colton and Robert Mosely, to me known to be the same persons whose names are signed to the foregoing Mutual Release of Demeter BioTechnologies, Ltd. and who acknowledged to me that they executed the Mutual Release as their free and voluntary act and deed as Managing General Partners on behalf of The Peregrine Group, an Oklahoma General Partnership,and the Peregrine Group Members and for the uses and purposes set forth in the Mutual Release.

     Given under my hand and seal the day and year last above written.


[SEAL]                                 Janet M. Davis
                                    ---------------------
                                        Notary Public

My Commission Expires:

    June 6th 2000
----------------------
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                                  EXHIBIT B TO
                              SETTLEMENT AGREEMENT
         BETWEEN DEMETER BIOTECHNOLOGIES, LTD., AND THE PEREGRINE GROUP
                            DATED SEPTEMBER 25, 1996

             PRIVATE PLACEMENT MEMORANDUM DATED SEPTEMBER 12, 1996

               DEMETER BIOTECHNOLOGIES, LTD. 1996 EXCHANGE OFFER

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                                  EXHIBIT C TO
                              SETTLEMENT AGREEMENT
         BETWEEN DEMETER BIOTECHNOLOGIES, LTD., AND THE PEREGRINE GROUP
                            DATED SEPTEMBER 25, 1996

              AGREEMENT FOR DISSOLUTION, RATIFICATION AND RELEASE